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                                                                   Exhibit 10.55


                             SUBSCRIPTION AGREEMENT

         THIS COMMON STOCK SUBSCRIPTION AGREEMENT (the "Agreement") is made by and between SLW ENTERPRISES INC. (the "Issuer"), a Washington corporation, and the subscriber executing this agreement (the "Subscriber").

1.       SUBSCRIPTION OF COMMON STOCK.

         1.1 PURCHASE AND SALE OF SECURITIES. Subject to the terms and conditions of this Agreement, the Subscriber agrees to subscribe, and the Issuer agrees to issue to Subscriber, the number of shares of common stock of the Issuer (the "Common Stock") referred to in Section 11.4 of this Agreement. No less than 25,000 shares of Common Stock may be purchased by the Subscriber, unless the Issuer decides in its sole discretion to accept less than 25,000 shares. The shares of Common Stock subscribed to hereby are referred to collectively herein as the "Shares." All references to "Dollars" or "$" in this Agreement refer to U.S. Dollars.

                  1.1.1 The purchase price of the Common Stock is $1.00 per share and the total amount due to the Issuer hereunder is the amount referred to in Section 11.4 of this Agreement (the "Purchase Price").

                  1.1.2 The maximum number of shares that may be sold to all Subscribers is 1,500,000 shares (the "Maximum Shares") and there is no minimum number of shares that must be sold. The Maximum Shares may be amended by the Issuer at any time, in its sole discretion without limitation. The Subscriber acknowledges that the Issuer has entered into or may enter into agreements similar to this Agreement with other persons in respect of the sale of Common Stock in addition to the sale of the Maximum Shares described in this Agreement. Subscriber agrees to pay to the Issuer the Purchase Price pursuant to the instructions set forth in Section 6 hereto. The Issuer may choose to issue the Common Stock subscribed to hereunder at any time after the Common Stock has been subscribed, until the Issuer closes the offering. The Issuer may accept any subscription in whole or in part. To the extent that any subscription is not accepted by the Issuer, the Issuer shall cause any related escrowed funds to be promptly returned to the Subscriber, without interest. The obligations assumed by the Subscriber by virtue of this Agreement shall remain in force until the earlier to occur of
         (i) the issuance of the Common Stock or (ii) the Closing Date. Notwithstanding the foregoing, all representations, warranties and covenants of the Subscriber herein shall survive the Issuance of the Common Stock or the Closing Date.

         1.2 CLOSING. The closing of the sale of the Common Stock hereunder will occur upon satisfaction of all conditions described in this Agreement and is contingent upon the closing of the Agreement and Plan of Reorganization (the "Reorganization Agreement") among the Issuer, a wholly owned subsidiary of the Issuer, and HiEnergy Microdevices, Inc. ("HiEnergy"), a Delaware corporation, (the "Closing Date"). If the

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Closing Date does not occur on or before March 31,  2002,  unless  extended to a later date by the Issuer pursuant to the written consent of the Subscriber delivered on or before March 31, 2002 to the Issuer, the escrowed funds will be promptly returned to the Subscriber, without interest, pursuant to an Order to Release Funds, the form of which is attached hereto as Exhibit B, executed by the Subscriber and delivered to Ogden Murphy Wallace, PLLC pursuant to Section 6 of this Agreement.

2. USE OF PROCEEDS.

         The proposed use of proceeds of the Offering will be for sales and marketing, working capital, general corporate purposes and to facilitate acquisitions. The Issuer may re-allocate the proceeds in its sole discretion.

3. REPRESENTATIONS AND WARRANTIES OF ISSUER.

         3.1 The Issuer hereby represents and warrants to the Subscriber as follows:

              3.1.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Issuer is a corporation duly organized, validly existing and in good standing under the laws of the State of Washington.

              3.1.2 VALID ISSUANCE OF COMMON STOCK. The Common Stock, when issued and delivered in accordance with the terms hereof for the consideration expressed herein, will be validly issued and outstanding, fully paid and nonassessable.

              3.1.3 REPORTING ISSUER. The Issuer is subject to the reporting requirements of the Securities Exchange Act of 1934 (the "34 Act").

              3.1.4 NO MARKET CONDITIONING. The Issuer undertook no activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the Common Stock. The Issuer did not place any advertisements in any publication referring to the offering of the Common Stock for sale.

4. REPRESENTATIONS AND WARRANTIES OF SUBSCRIBER.

         4.1 Subscriber hereby represents and warrants to Issuer as follows:

              4.1.1 AUTHORITY OF SUBSCRIBER. The Subscriber, if a corporation, partnership, trust, or any other entity than a natural person, represents that the subscription of the Common Stock referred to in this Agreement does not contravene its charter or other organizational documents or the laws of the country, state or province of its incorporation, formation or organization or of any other relevant jurisdiction. The Subscriber also represents that it has the necessary authorizations to that effect.

              4.1.2 INVESTMENT EXPERIENCE. The Subscriber has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the prospective investment in the Common Stock, which are substantial and has in fact evaluated such merits and risks in making its investment decision to purchase the Common

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Stock. The Subscriber,  by virtue of its business and financial  expertise,  has the capacity to protect its own interest in connection with this transaction, or has consulted with tax, financial, legal or business advisors as to the appropriateness of an investment in the Common Stock. The Subscriber has not been organized for the purpose of investing in the Common Stock, although such investment is consistent with its purposes.

                  4.1.3 ACCESS TO INFORMATION. The Subscriber or its professional advisor has been granted the opportunity to conduct a full and fair examination of the records, documents and files of the Issuer, to ask questions of and receive answers from representatives of the Issuer, its officers, directors, employees and agents concerning the terms and conditions of this offering, the Issuer and its business and prospects, and to obtain any additional information which the Subscriber or its professional advisor deems necessary to verify the accuracy of the information received. Subscriber further represents that it has had an opportunity to ask questions and receive answers from the Issuer regarding the terms and conditions of the offering, and any information so requested has been made available to the full and complete satisfaction of the Subscriber. The Subscriber hereby confirms that it has received and examined all material information it considers necessary to make an informed decision to invest in the Common Stock. The Subscriber hereby confirms that, in addition to examining other information it requested during the course of its due diligence, it has examined all of the Issuer's filings under the `34 Act, including its financial statements, and the Company's Confidential Private Placement Memorandum.

              4.1.4 ACCREDITED INVESTOR. The Subscriber is (check applicable box):

                  (a) [ ] a bank as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the "Act"), or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act acting in either an individual or fiduciary capacity.

                  (b) [ ] an insurance company as defined in Section 2(13) of the Act.

                  (c) [ ] an investment company registered under the Investment Issuer Act of 1940 or a business development company as defined in
         Section 2(a)(48) of that act.

                  (d) [ ] a Small Business Investment Issuer licensed by the U.S. Small Business Administration under Section 30 1(c) or (d) of the Small Business Investment Act of 1958.

                  (e) [ ] a plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000.





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                  (f) [ ] an employee benefit plan within the meaning of Title 1 of the Employee Retirement Income Security Act of 1974, and the investment decision is made by a plan fiduciary, as defined in Section
         3(21)  of  such  Act,  which  is  either  a  bank,   savings  and  loan
         association, insurance company or registered investment advisor, or an employee benefit plan having total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are Accredited Investors.

                  (g) [ ] a private business  development  company as defined in
         Section 202(a)(22) of the investment Advisors Act of 1940.

                  (h) [ ] an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, a corporation, Massachusetts or similar business trust, or a partnership not formed for the specific purpose of acquiring the Common Stock, with total assets in excess of $5,000,000.

                  (i) [ ] any trust  with total  assets in excess of  $5,000,000 not formed for the specific purpose of acquiring the Common Stock, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

                  (j) [ ] a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended.

                  (k) [ ] an individual (See Section 4.15(a) below)

                  (1) [ ] none of the above (See Section 4.15(b) below)



                  4.1.5(a) INDIVIDUAL SUBSCRIBER. If the Subscriber is an individual, then the Subscriber (check an applicable box):

                           [ ] is  a  director,  executive  officer  or  general
                  partner of the issuer of the Common Stock being offered or sold or a director, executive officer or general partner of a general partner of that issuer.

                           [ ] has an individual  net worth,  or joint net worth
                  with that person's spouse, at the time of his purchase exceeding $1,000,000.

                           [ ] had an individual income in excess of $200,000 in
                  each of the two most recent years or joint income with that person's spouse in excess of





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                  $300,000  in  each  of  those  years  and  has  a   reasonable
                  expectation of reaching the same income level in the current year.

                           [ ]      none of the above.

                                    --------

                                    (Initial)

                  4.1.5(b) If the Subscriber checked the box for "none of the above", then the Subscriber is an entity each equity owner of which is an individual who could check one of the first three boxes in section 4.1.5(a) above.

                                    --------

                                    (Initial)



                  4.1.5(c). CITIZENSHIP OF SUBSCRIBER.

                           [ ]      The Subscriber resides in the United States.

                           [ ] The Subscriber resides outside the United States and the following applies:

                                    o        neither  the   Subscriber  nor  its
                                             beneficial owner[s],  as determined
                                             pursuant  to Rule  13d-3  under the
                                             `34  Act,  was  a  citizen  of  the
                                             United   States   at  the  time  it
                                             received  the offer to purchase the
                                             Common Stock,  or at the closing of
                                             the purchase of the Common Stock;

                                    o        the   Subscriber  was  not  in  the
                                             United  States  at the time its buy
                                             order was originated; and

                                    o        the  Subscriber did not acquire the
                                             Common  Stock  for the  account  or
                                             benefit of any U.S. person.

                                    --------

                                    (Initial)



              4.1.6 NO DISTRIBUTOR, DEALER OR UNDERWRITER. Subscriber is not a distributor or dealer of the Common Stock. Subscriber is not taking the Common Stock with the intent to make a distribution of the Common Stock, as such terms are defined in the Act and the `34 Act. In any event, if Subscriber is deemed to be the distributor of the Common Stock offered hereby, Subscriber will act in accordance with applicable law.

              4.1.7 INVESTMENT INTENT. The Subscriber is acquiring the Common Stock for its own account and for investment purposes and not for sale or with a view to distribution of all or

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any part of such  Common  Stock  and has no  present  plans  to  enter  into any contract, undertaking, agreement or arrangement for such resale or distribution.

                  4.1.8 NO IMMEDIATE NEED FOR LIQUIDITY. The Subscriber understands that the Common Stock is a "restricted security" within the meaning of the Act, and certificates representing the Common Stock are legended with certain restrictions on the resale of the Common Stock and the Common Stock may not be resold without a valid exemption from registration under the Act, or until a registration statement is filed with respect thereto under the Act. There can be no assurance that upon registration of the Common Stock pursuant to the Act, that a market for the Common Stock will exist on an exchange or market or quotation system. Accordingly, the Subscriber is aware that there are legal and practical limits on the Subscriber's ability to sell or dispose of the Common Stock, and, therefore that the Subscriber must bear the economic risk of the investment for an indefinite period of time. The Subscriber has adequate means of providing for the Subscriber's current needs and possible personal contingencies and has need for only limited liquidity of this investment. The Subscriber's commitment to illiquid investments is reasonable in relation to the Subscriber's net worth. The Subscriber is capable of bearing the high degree of economic risks and burdens of this investment, including but not limited to the possibility of complete loss of all its investment capital and the lack of a liquid market, such that it may not be able to liquidate readily the investment whenever desired or at the then current asking price.

                  4.1.9 EXEMPT SUBSCRIPTION. The Subscriber understands that the Common Stock is being offered and sold in reliance on specific exemptions from the registration requirements of U.S. federal and state law and that the representations, warranties, agreements, acknowledgments and understandings set forth herein are being relied upon by the Issuer in determining the applicability of such exemptions and the suitability of the Subscriber to acquire such Common Stock.

                  4.1.10 AUTHORITY OF SIGNATORY. The Subscriber has full power and authority to execute and deliver this Agreement and each other document included herein as an exhibit to this Agreement for which signature is required, and the person executing this Agreement on behalf of the subscribing individual, partnership, trust, estate, corporation or other entity executing this Agreement is a duly authorized signatory. If the signatory of this Agreement on behalf of the Subscriber is not the Subscriber or an authorized officer or partner of the Subscriber, the signatory represents and warrants to the Issuer that the signatory is a professional fiduciary of the Subscriber, acting solely in its capacity as holder of such account, as a fiduciary, executor or trustee.

                  4.1.11. PRIVATE TRANSACTION. At no time was the Subscriber presented with or solicited by any leaflet, public promotional meeting, circular, newspaper or magazine article, radio or television advertisement or any other form of general advertising.

                  4.1.12 RELIANCE ON OWN ADVISORS. The Subscriber has relied completely on the advice of, or has consulted with, its own personal tax, investment, legal or other advisors and has not relied on the Issuer or any of its affiliates, officers, directors, attorneys, accountants or any

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affiliates  of any thereof  and each other  person,  if any,  who  controls  any thereof, within the meaning of Section 15 of the Act, except to the extent such advisors shall be deemed to be as such.

5. COVENANTS AND ACKNOWLEDGMENTS OF SUBSCRIBER.

         5.1 COVENANTS OF SUBSCRIBER. The Subscriber shall not make any sale, transfer or other disposition of the Common Stock in violation of the Act or the `34 Act, or any other applicable securities laws, or the rules and regulations of the U.S. Securities and Exchange Commission (the "SEC") or of any securities authority of any jurisdiction in which the sale, transfer or disposition of all or any portion of the Common Stock unless and until (i) there is then in effect a Registration Statement under the Act covering such proposed sale, transfer or disposition and such disposition is made in accordance with such Registration Statement; or (ii) the sale, transfer or disposition is made pursuant to a valid exemption from the registration and prospectus delivery requirements of applicable securities laws.

         5.2 ACKNOWLEDGMENTS OF SUBSCRIBER. The Subscriber acknowledges and understands as follows:

                  5.2.1 SOLE BASIS OF DECISION TO INVEST. Subscriber acknowledges that its decision to invest in SLW is solely based upon the Confidential Private Placement Memorandum, the exhibits attached thereto, and any other materials that SLW or HiEnergy have provided to the Subscriber IN WRITING but that their decision to invest is not based upon the financial statements, either audited or unaudited, of HiEnergy.

                  5.2.2 RISKS OF INVESTMENT. The Subscriber recognizes that investment in the Issuer involves certain risks, including the potential loss of the Subscriber's investment herein, and the Subscriber has taken full cognizance of and understands all of the risk factors related to the purchase of the Common Stock. The Subscriber or its representative has received and carefully examined and has understood the risk factors described herein and set forth in the Business Plan. The Subscriber recognizes that any documentation on the business of the Issuer and Urbanesq provided to the Subscriber, including the Business Plan, do not purport to contain all the information which would be contained in a registration statement under the Act.

                  5.2.3 NO GOVERNMENT APPROVAL. No federal or state agency or any other government authority has passed upon the Common Stock or made any finding or determination as to the fairness of this transaction.

                  5.2.4 PRICE. The Price of the Common Stock was determined by the Issuer and bears no relationship to the Issuer's assets, book value or results of operation.

                  5.2.5 NO REGISTRATION. The Common Stock and any component thereof has not been registered under the Act or any securities laws of any other jurisdiction by reason of exemptions from the registration requirements of the Act and such laws, and may not be sold, pledged, assigned or otherwise disposed of in the absence of an effective registration statement

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for the  Common  Stock  and any  component  thereof  under  the Act or unless an exemption from such registration is available.

                  5.2.6 NO ASSURANCES OF REGISTRATION. There can be no absolute assurance that any registration statement will be filed with respect to the Common Stock or the Common Stock underlying the Common Stock, or if filed, that such registration statement will become effective. Therefore, unless an exemption from the registration requirements under applicable law is available, the Subscriber may be required to bear the economic risk of the Subscriber's investment for an indefinite period of time.

                  5.2.7 LEGENDS. The certificates representing the Common Stock shall bear the following legend:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY OTHER SECURITIES AUTHORITIES. THEY WERE ISSUED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATIONS PROMULGATED UNDER THE ACT. THEY MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION TO THE REGISTRATION REQUIREMENTS OF THOSE SECURITIES LAWS.

The Issuer may in its sole discretion place a "Blue Sky" legend on the certificates in accordance with U.S. State securities laws or as required by applicable securities laws.

6. RESALES OF THE COMMON STOCK

         Issuer and Subscriber agree that Issuer, through its transfer agent, shall refuse to register any transfer or attempted transfer of the Common Stock not made in accordance with the provisions of Regulation S under the Act, pursuant to registration under the Act, or pursuant to an available exemption from registration. The Subscriber agrees to resell the Common Stock only in accordance with the provisions of Regulation S under the Act, pursuant to registration under the Act, or pursuant to an available exemption from registration; and agrees not to engage in hedging transactions with regard to the Common Stock unless in compliance with the Act.

7. REGISTRATION RIGHTS

         The Subscriber shall have such registration rights as are provided in the Registration Rights Agreement, attached hereto as Exhibit A, which is subject to the execution and Closing of this Agreement and the issuance of the Common Stock to the Subscriber.





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8. GENERAL RELEASE

         8.1 Except for a claim for a breach of this Subscription Agreement and the Registration Rights Agreement, the Subscriber hereby fully and forever releases the Issuer (including its agents, employees, successors and assigns), waives and acknowledges settlement, satisfaction and receipt in full of (i) any and all sums that may be payable to the Subscriber by the Issuer; and (ii) any and all past, present and future claims, demands, rights, causes of action, and compensation of every kind and nature arising from, but not limited to, any contracts, agreements, or instruments, claims for violation or breach of contract; promissory estoppel; breach of fiduciary duty; fraud; negligence; defamation; violation of any public policy; claims for personal injuries; emotional or mental distress of any kind or nature whatsoever; harassment; violation of any federal or state law or regulation; or otherwise; whether known or unknown, anticipated or unanticipated, direct or indirect, fixed or contingent, including without limitation, any and all claims and damages relating to or arising out of any aspect of the litigation (including attorneys' fees and litigation costs), whether asserted or unasserted.

         8.2 The Subscriber hereby agrees to be responsible for all of its taxes arising out of this transaction, including any taxes from the issuance of the Common Stock of the Issuer. If the Issuer has any obligation to withhold taxes on behalf of the Subscriber, the Subscriber agrees to pay the taxes or indemnify and reimburse the Issuer for any moneys paid on the Subscriber's behalf by the Issuer. If the Subscriber fails to pay the taxes owed, or indemnify or reimburse the Issuer for any liability resulting from such failure, the Issuer has the power to stop the transfer of its Common Stock to the Subscriber or to reclaim the Common Stock from the Subscriber to satisfy the tax liability. The
Subscriber hereby expressly appoints the President of the Issuer or its successor as its attorney for purposes of enforcing this provision, with full power of substitution in the premises.



9. APPLICABLE LAW AND JURISDICTION

         9.1 This Agreement shall be governed by and construed in accordance with the laws of the State of Washington, without regard to conflicts of law principles.

         9.2 In the event of any dispute, controversy, claim or difference that should arise between the parties out of or relating to or in connection with this Agreement or the breach thereof, the parties shall endeavor to settle such conflicts amicably among themselves. Should they fail to do so, the matter in dispute shall be settled by arbitration in Seattle, Washington, in accordance with the rules of the American Arbitration Association. Any award or judgment of the arbitrators shall be final and binding on the parties and shall be enforceable in any court of competent jurisdiction. All reasonable attorneys' fees incurred by the prevailing party in the resolution of any dispute, controversy, claim or difference hereunder shall be borne by the losing party.



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10. NOTICES.

All communications between the parties under the Agreement shall be sent, if to the Issuer, to:

                                    SLW Enterprises Inc.
                                    4015 Palm-Aire Drive West, #1002
                                    Pompano Beach, FL 33069
                                    Attn: Rheal Cote
                                    Phone: 954.973.1920
                                    Fax: 954.973.9650

         with a copy to:            Ogden Murphy Wallace P.L.L.C.
         (which shall not           1601 Fifth Avenue, Suite 2100
         constitute notice)         Seattle, WA 98101
                                    Attn: James L. Vandeberg
                                    Phone: (206) 447-7000
                                    Fax: (206) 447-0215

and to the address indicated on the signature page hereto, if to the Subscriber. No change of address shall be valid unless it is communicated in writing to the other party with at least five business days notice.

11. SUBSCRIPTION INFORMATION.

         11.1 IRREVOCABLE SUBSCRIPTION. Subscriber hereby acknowledges and agrees that this Agreement is irrevocable and that, except as provided herein, Subscriber is not entitled to cancel, terminate or revoke this Agreement, and this Agreement shall survive the death or disability of the Subscriber and shall be binding upon and inure to the benefit of the Subscriber and the Subscriber's respective heirs, executors, administrators, successors, legal representatives and assigns.

         11.2 ISSUER'S RIGHT TO ACCEPT IN PART OR TO REJECT SUBSCRIPTION. The Subscriber hereby confirms that the Issuer has full right in its sole discretion to accept or reject the subscription of the Subscriber, in whole or in part, provided that, if the Issuer decides to reject such subscription, the Issuer must do so promptly and in writing. In the case of a rejection or an acceptance in part, any payments will be promptly returned (without interest) to the Subscriber.

         11.3 ACCEPTANCE OF SUBSCRIPTION. In the case of acceptance of the Subscriber's subscription by the Issuer, but not before the Closing Date and in no event later than 15 days following the Closing Date, unless such period is extended with the consent of the Subscriber, the Common Stock subscribed for in accordance with this Agreement will be issued to the Subscriber.



                 SLW Enterprises Inc. -- Subscription Agreement

         11.4 NUMBER OF SHARES SUBSCRIBED FOR AND PURCHASE PRICE. The Subscriber hereby subscribes for _________ shares of Common Stock for an aggregate total amount of US$__________

         11.5 SUBSCRIPTION. The Subscriber must do the following in order to subscribe:

                  (a) completing and executing this Agreement and delivering it to SLW Enterprises Inc., Attn: Barry Alter, 488 Melrose Ave., Toronto, Ontario M5M2A2, CANADA;

                  (b) executing the Registration Rights Agreement, attached hereto as Exhibit A, and delivering it to SLW Enterprises Inc., Attn: Barry Alter, 488 Melrose Ave., Toronto, Ontario M5M2A2, CANADA;

                  (c)  delivering the Purchase  Price,  as designated in Section
11.4 herein, to Ogden Murphy Wallace, PLLC pursuant to Section 11.6 hereof and the Wire Transfer Instructions attached hereto as Exhibit D;

                  (d) delivering a DATED and executed Order to Release Funds, in the form attached hereto as Exhibit B, to Ogden Murphy Wallace, PLLC at 1601 Fifth Avenue, Suite 2100, Seattle, WA 98101; and

                  (e) delivering an UNDATED and executed Order to Release Funds, in the form attached hereto as Exhibit C, to SLW Enterprises Inc., Attn: Barry Alter, 488 Melrose Ave., Toronto, Ontario M5M2A2, CANADA.

         11.6 METHOD OF PAYMENT. Payment of the Purchase Price may be made in cash, by wire transfer or by check (subject to collection), bank draft or postal or express money order payable in United States dollars to Ogden Murphy Wallace, PLLC. Wire Transfer Instructions for wiring funds to Ogden Murphy Wallace, PLLC are attached hereto as Exhibit D.

         11.7 RELEASE OF FUNDS. The funds from the Subscriber will be placed in a separate non-interest bearing IOLTA escrow account and held there until the earlier of: (i) the Closing Date; or (ii) the date specified in the executed Order to Release Funds delivered to Ogden Murphy Wallace, PLLC by the Subscriber, the form of which is attached hereto as Exhibit B.

                  11.7.1 ON THE CLOSING DATE. If the Closing Date occurs on or before March 31, 2002, Odgen Murphy Wallace, PLLC shall disburse the escrowed funds to the Issuer upon receiving from the Issuer an executed Order to Release Funds, which UNDATED and executed Order is to be delivered to the Issuer by the Subscriber pursuant to Section 11.5(e) hereof.

                  11.7.2 ON MARCH 31, 2002. If the Closing Date does not occur on or before March 31, 2002, unless extended to a later date by the Issuer pursuant to the written consent of the Subscriber delivered on or before March 31, 2002 to the Issuer, Odgen Murphy Wallace, PLLC shall disburse the escrowed funds to the Subscriber pursuant to the Order to Release Funds received from the Subscriber pursuant to Section 11.5(d) hereof.

                 SLW Enterprises Inc. -- Subscription Agreement

                       INDIVIDUAL INVESTOR SIGNATURE PAGE

         IN WITNESS WHEREOF, the undersigned Subscriber does represent and certify under penalty of perjury that the foregoing statements are true and correct and that by the following signature(s) executed this Agreement on the date marked below.



------------------                     -------------------------
Signature                              Signature (if purchasing jointly)

------------------                     -------------------------
Name Typed or Printed                  Name Typed or Printed

------------------                     -------------------------
Address                                Address

------------------                     -------------------------
Address                                Address

-----------------                      -------------------------
Telephone                              Telephone

------------------                     -------------------------
Facsimile                              Facsimile

------------------                     -------------------------
Tax ID# or Social Security #           Tax ID# or Social Security #



Name in which securities should be issued: __________________________
(Note: Securities will not be issued in a name other than the name of the Subscriber unless the Issuer receives satisfactory evidence that beneficial ownership would not change.)

Dated:   ____________, 2002

ISSUER USE ONLY:

         This Subscription Agreement is agreed to and accepted [ ] IN FULL or to the extent of __________ shares of Common Stock as of __________, 2002.



                                            SLW ENTERPRISES INC.

                                            By: ________________________________

                                            Name: ______________________________

                                            Title: _____________________________





                 SLW Enterprises Inc. -- Subscription Agreement

                     NON-INDIVIDUAL INVESTOR SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties have executed this Subscription Agreement as of the day and year marked below.

--------------------                                ---------------------
Name of Subscriber                                  Number of Owners

--------------------                                ---------------------
Jurisdiction of Formation                           Date of Formation

--------------------                                ----------------------
Address                                             Tax ID# of Subscriber

--------------------                                ----------------------
Telephone                                           Facsimile

--------------------
Signature

-------------------------------
Name (Typed or Printed) of Individual
Signing on Behalf of Institution

-------------------------------
Position or Title


Name in which securities should be issued: ___________________________________
(Note: Securities will not be issued in a name other than the name of the Subscriber unless the Issuer receives satisfactory evidence that beneficial ownership would not change.)

Dated: ______________, 2002

ISSUER USE ONLY:

         This Subscription Agreement is agreed to and accepted [ ] IN FULL or to the extent of __________ shares of Common Stock as of __________, 2002.

                                            SLW ENTERPRISES INC.

                                            By: ________________________________

                                            Name: ______________________________

                                            Title: _____________________________



                 SLW Enterprises Inc. -- Subscription Agreement

                            CERTIFICATE OF SIGNATORY

   (To be completed if the Common Stock is being subscribed for by an entity)

I, ____________________________________, am the ___________________(position)

of ______________________________________________________________(the "Entity").



         I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and to purchase and hold the Common Stock and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

         IN WITNESS WHEREOF, I have set my hand this _____ day of _________, 2002.



                          ----------------------------------------------
                          (Signature)

                          Name (Printed): ______________________________

                          Title: _______________________________________







                 SLW Enterprises Inc. -- Subscription Agreement